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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 13, 2003
                                                         ---------------


Commission        Registrant, State of Incorporation, Address    I.R.S. Employer
File Number           of Principal Executive Offices and              Number
                              Telephone Number

  1-8788       SIERRA PACIFIC RESOURCES                             88-0198358
               P.O. Box 10100 (6100 Neil Road)
               Reno, Nevada 895-0400 (89511)
               (775) 834-4011

  1-4698       NEVADA POWER COMPANY                                 88-0045330
               6226 West Sahara Avenue
               Las Vegas, Nevada 89146
               (702) 367-5000


                                      None
--------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS

     On August 13, 2003, Nevada Power Company (the "Company"), a wholly-owned subsidiary of Sierra Pacific Resources ("Resources"), announced that it has priced a private offering of $350 million principal amount of its 9% General and Refunding Mortgage Notes, Series G, due 2013. The notes are expected to be delivered on August 18, 2003. A copy of the press release is attached as Exhibit
99.1 hereto.

     In connection the offering, the Company has prepared an Offering Memorandum for distribution to the purchasers. Excerpts from this Offering Memorandum containing certain updated information regarding the Company and Resources are attached as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Not required

     (b)  Pro forma financial information

          Not required

     (c)  Exhibits

          99.1  Press Release dated August 13, 2003
          99.2  Excerpts from the Offering Memorandum


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                        SIERRA PACIFIC RESOURCES
                                        ------------------------
                                        (Registrant)


Date: August 14, 2003                   By: /s/ Richard K. Atkinson
                                           ----------------------------------
                                           Richard K. Atkinson
                                           Vice President and Chief Financial
                                           Officer


                                        NEVADA POWER COMPANY
                                        --------------------
                                        (Registrant)


Date: August 14, 2003                   By: /s/ Richard K. Atkinson
                                           ----------------------------------
                                           Richard K. Atkinson
                                           Vice President and Chief Financial
                                           Officer
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                                  EXHIBIT INDEX

99.1 - Press Release dated August 13, 2003
99.2 - Excerpts from the Offering Memorandum